                                                                     Exhibit (s)

                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Eaton Vance Floating-Rate Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Floating-Rate Income Trust with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        SIGNATURE                        TITLE                   DATE
        ---------                        -----                   ----
/s/ Payson F. Swaffield         President and Principal      May 21, 2004
--------------------------
Payson F. Swaffield             Executive Officer

/s/ Barbara E. Campbell         Treasurer and Principal      May 21, 2004
--------------------------      Financial and Accounting
Barbara E. Campbell             Officer

/s/ James B. Hawkes             Trustee                      May 21, 2004
--------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III        Trustee                      May 21, 2004
--------------------------
Samuel L. Hayes, III

/s/ William H. Park             Trustee                      May 21, 2004
--------------------------
William H. Park

/s/ Ronald A. Pearlman          Trustee                      May 21, 2004
--------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                      May 21, 2004
--------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                      May 21, 2004
--------------------------
Lynn A. Stout